EX99.23(j)(2)
POWER OF ATTORNEY


WHEREAS the undersigned is a Director of AFBA Five Star
Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company
(mutual fund), and

WHEREAS the AFBA Five Star Fund, Inc. intends to register its shares with the Securities and Exchange
Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities departments of the various states and the District of Columbia.

NOW, THEREFORE,

KNOW ALL MEN BY THESE PRESENTS: that I, Henry J. Sechler,
Brigadier General, USAF (Ret.), do hereby appoint C.C. Blanton, Lt. General, USAF (Ret.) as my true and lawful attorney, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange
Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Fund, Inc.
and in the maintenance of such registrations.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1997.

/s/Henry J. Sechler
Henry J. Sechler
Brigadier General, USAF (Ret.)

Sworn to before me this 22nd day of January, 1997.

/s/Mark A Centanni,
Notary Public
City of Alexandria, Commonwealth of Virginia

My commission expires 7/31/00

POWER OF ATTORNEY


WHEREAS the undersigned is a Director of AFBA Five Star
Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company
(mutual fund), and

WHEREAS the AFBA Five Star Fund, Inc. intends to register its shares with the Securities and Exchange
Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities departments of the various states and the District of Columbia.

NOW, THEREFORE,

KNOW ALL MEN BY THESE PRESENTS: that I, Louis C.
Wagner, Jr., General, USAF (Ret.), do hereby appoint C.C. Blanton, Lt. General, USAF (Ret.) as my true and lawful attorney, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Fund, Inc. and in the maintenance of such registrations.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1997.

/s/Louis C. Wagner, Jr.
Louis C. Wagner, Jr.
General, USAF (Ret.)

Sworn to before me this 22nd day of January, 1997.

/s/Mark A Centanni,
Notary Public
City of Alexandria, Commonwealth of Virginia

My commission expires 7/31/00

POWER OF ATTORNEY


WHEREAS the undersigned is a Director of AFBA Five Star
Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company
(mutual fund), and

WHEREAS the AFBA Five Star Fund, Inc. intends to register its shares with the Securities and Exchange
Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities departments of the various states and the District of Columbia.

NOW, THEREFORE,

KNOW ALL MEN BY THESE PRESENTS: that I, Monroe W. Hatch, Jr., General, USAF (Ret.), do hereby appoint C.C. Blanton, Lt. General, USAF (Ret.) as my true and lawful attorney, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Fund, Inc. and in the maintenance of such registrations.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1997.

/s/Monroe W. Hatch, Jr.
Monroe W. Hatch, Jr.
General, USAF (Ret.)


Sworn to before me this 22nd day of January, 1997.

/s/Mark A Centanni,
Notary Public
City of Alexandria, Commonwealth of Virginia

My commission expires 7/31/99

POWER OF ATTORNEY


WHEREAS the undersigned is a Director of AFBA Five Star
Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company
(mutual fund), and

WHEREAS the AFBA Five Star Fund, Inc. intends to register its shares with the Securities and Exchange
Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities departments of the various states and the District of Columbia.

NOW, THEREFORE,

KNOW ALL MEN BY THESE PRESENTS: that I, Larry D. Armel, do hereby appoint C.C. Blanton, Lt. General, USAF (Ret.) as my true and lawful attorney, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Fund, Inc. and in the maintenance of such registrations.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1997.

/s/Larry D. Armel
Larry D. Armel

Sworn to before me this 22nd day of January, 1997.

/s/Elizabeth L. Allwood
Notary Public
Kansas City, State of Missouri

My commission expires 11/19/99

POWER OF ATTORNEY


WHEREAS the undersigned is a Director of AFBA Five Star
Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company
(mutual fund), and

WHEREAS the AFBA Five Star Fund, Inc. intends to register its shares with the Securities and Exchange
Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities departments of the various states and the District of Columbia.

NOW, THEREFORE,

KNOW ALL MEN BY THESE PRESENTS: that I, John C.
Kornitzer, do hereby appoint C.C. Blanton, Lt. General, USAF (Ret.) as my true and lawful attorney, with the power to act in my name and to execute on my behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of AFBA Five Star Fund, Inc. and in the maintenance of such registrations.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1997.

/s/John C. Kornitzer
John C. Kornitzer

Sworn to before me this 22nd day of January, 1997.

/s/Elizabeth L. Allwood
Notary Public
Kansas City, State of Missouri

My commission expires 11/19/99